Exhibit 10.27


                        GOLD KIST INC.
 SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION ARRANGEMENTS


     The Compensation Committee of the Board of Directors of Gold Kist Inc. (the "Company") approved the following base salaries for fiscal 2005 for the named executive officers listed below (the "Listed Officers").1 Each of the Listed Officers is an "at-will" employee of the Company and is not a party to a written employment agreement with the Company.

          Named Executive Officer  Base Salary
          William T. Andersen      $247,300.00
          Donald W. Mabe           $280,000.00
          Stephen O. West          $280,000.00

     In addition the Compensation Committee approved a grant of stock appreciation rights, performance shares and, in most cases, restricted stock to each of the Listed Officers pursuant to the Gold Kist Inc. 2004 Long-Term Incentive Plan
(the "LTIP").

                       Stock
Named Executive     Appreciation  Performance
    Officer            Rights       Shares    Restricted Stock
William T. Andersen    5,535        3,073          17,081
Donald W. Mabe        16,162        8,977          47,422
Stephen O. West       16,162        8,977          60,549

The material provisions of the LTIP are described in and a copy of the LTIP has been filed as an exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-116066), which is incorporated by reference herein. Copies of forms of the related award agreements have been filed as exhibits to the Company's Current Report on Form 8-K dated January 24, 2005 and are incorporated herein by reference.

     Each of the Listed Officers is also eligible to participate in the Company's Executive Management Incentive Plan (the "MIP"). The material provisions of the MIP are described in and a copy of the MIP has been filed as an exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-116066), which is incorporated by reference herein. A description of the performance goals for 2005 under the MIP is contained in the Company's Current Report on Form 8-K dated January 24, 2005 and this description is incorporated by reference herein.

     Each of the Listed Officers is also a party to a written Change-in-Control Agreement with the Company, the material provisions of which are described in and the form of which is filed as an exhibit to the Company's Current Report on Form 8-K, dated January 24, 2005. Such description and exhibits are incorporated by reference herein.

    As described in the Company's Registration Statement on Form S-1 (Registration No. 333-116067), the Listed
Officers are also eligible to participate in the Company's Pension Plan, Supplemental Executive Retirement Plan, and welfare programs and other compensation programs that are generally provided for the senior management personnel of the Company and its subsidiaries, as determined by the Board of Directors from time to time. These descriptions are incorporated by reference herein.

_______________________________
1 John Bekkers, President and Chief Executive Officer, and Michael A. Stimpert, Senior Vice President, Planning and Administration, also are named executive officers of the Company. The compensation arrangements for Messrs. Bekkers and Stimpert are governed by written employment agreements between each of them and the Company, the material provisions of which are described in and copies of which are filed as exhibits to the Company's Current Report on Form 8-K, dated January 24, 2005.